UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

BERRY PETROLEUM COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	1-9735 (Commission File Number)	77-0079387 (IRS Employer Identification Number)

1999 BROADWAY, DENVER, CO (Address of Principal Executive Offices)	80220 (Zip Code)

Registrant’s telephone number, including area code: (303) 999-4400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This report on Form 8-K/A amends Berry Petroleum Company’s Form 8-K filed on December 29, 2008 and Form 8-K/A filed on January 12, 2009 to supplement the disclosure in Item 8.01.

Item 8.01  Other Events

The Company has marketed its California crude oil production to various parties on a short-term basis for February and expects to continue to do so in the future while BWOC is unable to receive such production.  The pricing for the Company’s California crude oil production continues to range from just above the posted price for San Joaquin heavy oil to the posted price less a discount.  The Company’s California crude oil daily production is, on average, at levels achieved prior to BWOC’s filing for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.  The Company has not terminated its contract with BWOC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BERRY PETROLEUM COMPANY
By:	/s/ Kenneth A. Olson
Kenneth A. Olson
Corporate Secretary

Date: January 23, 2009